UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                     _________________________________

                                  FORM 8-K

                               Current Report
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   March 22, 2005


                    HEADLINERS ENTERTAINMENT GROUP, INC.
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)


        Delaware                     0-33145                 84-1195628
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(State of Incorporation)        (Commission File          (IRS Employer
                                 Number)                   Identification No.)


                 501 Bloomfield Avenue, Montclair, NJ 07042
                 ------------------------------------------
                  (Address of principal executive offices)

                               (973) 233-1233
                       -----------------------------
                       Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 3.02 Unregistered Sale of Equity Securities

     On March 22, 2005 Headliners issued 7,600,000 shares of common stock to G&H Management, LLC and 2,400,000 shares of common stock to Kevin Waltzer.
The shares were issued in compensation for past services. The shares issued to G&H Management, LLC were issued in compensation for the services of Eduardo Rodriguez and Michael Margolies. The services were valued at the market price of the common stock on the date of issue, which was $3.00 per share. The issuances were exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) of the Act, since the issuances were not made in connection with a public offering and were made to individuals who had access to detailed information about Headliners and who were acquiring the shares for their own accounts. There were no underwriters.

                                 EXHIBITS

     None.
                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HEADLINERS ENTERTAINMENT GROUP, INC.


Dated: March 23, 2005              By:/s/ Eduardo Rodriguez
                                   ------------------------------------
                                   Eduardo Rodriguez
                                   Chief Executive Officer